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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT -- AUGUST 23, 1999




                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000



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                                  RAYONIER INC.

                                TABLE OF CONTENTS



                                                                          PAGE


Item 5.      Other Events                                                   1

Item 7.      Financial Statements and Exhibits                              1

             Signature                                                      1

             Exhibit Index                                                  2


                                       i
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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by the Registrant on August 23, 1999, attached as Exhibit 99.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  See Exhibit Index







                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  RAYONIER INC.  (Registrant)


                                                  BY    George C. Kay
                                                        George C. Kay
                                                        Vice President and
                                                        Corporate Controller
August 27, 1999






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                                  EXHIBIT INDEX



EXHIBIT NO.              DESCRIPTION                        LOCATION
-----------              -----------                        --------


    99                   News Release issued                Filed herewith
                         August 23, 1999

















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